<on EquiTrust Financial Services letterhead>


    February 23, 2005


    Dear EquiTrust Customer:

    As a valued EquiTrust variable product owner, we are pleased to provide you with the annual reports for the investment options you have selected under your EquiTrust contract(s). These reports provide an update on each portfolio's investment holdings and financial information as of December 31, 2004.

    Listed below are the annual reports enclosed in this mailing for the investment options in which you were invested as of January 31, 2005.FN1 If the annual reports for all of your investment options are not included, you will receive an additional mailing(s) for the remaining options. The performance information shown in the annual reports does not reflect product charges. Also enclosed is performance information for the period ended January 31, 2005 and the quarter ending December 31, 2004 reflecting applicable product charges.

    As always, remember past performance cannot predict or guarantee future returns.

    We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative.

    We appreciate and value your business and look forward to serving you again in the future.


    EquiTrust Life Insurance Company






         [list of investment options contained in this mailing]







    LET
_______________________________
 FN1 Note - if you were invested in any of the EquiTrust Variable
 Insurance Series Fund subaccounts, you will receive the complete annual report for the Fund.